STEELE RESOURCES CORPORATION
UNSECURED PROMISSORY NOTE
$10,000	January 14, 2011
Cameron Park, California

For Value Received, STEELE RESOURCES CORPORATION, a Nevada Corporation (“Borrower”), hereby promises to pay to the order of Theresa McClelland (“Lender”), in lawful money of the United States of America and in immediately available funds, the principal sum of Ten Thousand Dollars even ($10,000) (the “Loan”) together with accrued and unpaid interest thereon, each due and payable on the dates and in the manner set forth below.

1.      Principal and Interest Repayment.  The Loan with accrued interest thereon shall be due and payable on May 15, 2011. There is no prepayment penalty and early payoff will include all outstanding principal and interest accrued through the date of repayment.

2.      Stock Consideration.  As further consideration to the Lender, Borrower will issue, contemporaneous with the issuance of this Note, One Hundred Thousand (100,000) shares of the Borrower’s common stock. The issuance of such shares shall be pursuant to applicable private placement exemptions from federal and state registration and such shares shall be deemed “restricted securities” under the Securities Act of 1933.

3.      Interest Rate.  Interest shall accrue at an annual interest rate the lesser of Eight percent (8%) or a rate not more than permitted under the usury laws of the state of California and shall be paid together with principal per the terms of this promissory note. Interest will be calculated using the 365/365 interest calculation.

4.      Place of Payment.  All amounts payable hereunder shall be payable at the office of Lender, 3081 Alhambra Dr., Suite 208, Cameron Park, CA 95682, unless another place of payment shall be specified in writing by Lender.

5.      Application of Payments.  Payment on this Note shall be applied first to the outstanding principal balance hereof.

6.      Default.  Each of the following events shall be an “Event of Default” hereunder:

(a)           Borrower fails to pay timely any of the principal amount due under this Note or any accrued interest or other amounts due under this Note on the date the same becomes due and payable or within ten (10) business days thereafter;

(b)           Borrower files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; or

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(c)           An involuntary petition is filed against Borrower (unless such petition is dismissed or discharged within sixty (60) days) under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of Borrower.

Upon the occurrence of an Event of Default hereunder, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Lender, and, in the case of an Event of Default pursuant to (b) or (c) above, automatically, be immediately due, payable and collectible by Lender pursuant to applicable law.

7.      Governing Law.  This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

8.      Successors and Assigns.  The provisions of this Note shall inure to the benefit of and be binding on any successor to Borrower or assignee of the Lender and shall extend to any holder hereof.

BORROWER: STEELE RESOURCES CORPORATION

By: /s/ Scott Dockter	By: /s/ David Bridgeford
Scott Dockter, President	David Bridgeford, Secretary

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STEELE RESOURCES CORPORATION
UNSECURED PROMISSORY NOTE
$10,000	January 24, 2011
Issue D	Cameron Park, California

For Value Received, STEELE RESOURCES CORPORATION, a Nevada Corporation (“Borrower”), hereby promises to pay to the order of Daryle & Stella McClelland Family Trust (“Lender”), in lawful money of the United States of America and in immediately available funds, the principal sum of Ten Thousand Dollars even ($10,000) (the “Loan”) together with accrued and unpaid interest thereon, each due and payable on the dates and in the manner set forth below.

1.      Principal and Interest Repayment.  The Loan with accrued interest thereon shall be due and payable on May 15, 2011. There is no prepayment penalty and early payoff will include all outstanding principal and interest accrued through the date of repayment.

2.      Stock Consideration.  As further consideration to the Lender, Borrower will issue, contemporaneous with the issuance of this Note, One Hundred Thousand (100,000) shares of the Borrower’s common stock. The issuance of such shares shall be pursuant to applicable private placement exemptions from federal and state registration and such shares shall be deemed “restricted securities” under the Securities Act of 1933.

3.      Interest Rate.  Interest shall accrue at an annual interest rate the lesser of Eight percent (8%) or a rate not more than permitted under the usury laws of the state of California and shall be paid together with principal per the terms of this promissory note. Interest will be calculated using the 365/365 interest calculation.

4.      Place of Payment.  All amounts payable hereunder shall be payable at the office of Lender, 3081 Alhambra Dr., Suite 208, Cameron Park, CA 95682, unless another place of payment shall be specified in writing by Lender.

5.      Application of Payments.  Payment on this Note shall be applied first to the outstanding principal balance hereof.

6.      Default.  Each of the following events shall be an “Event of Default” hereunder:

(a)           Borrower fails to pay timely any of the principal amount due under this Note or any accrued interest or other amounts due under this Note on the date the same becomes due and payable or within ten (10) business days thereafter;

(b)           Borrower files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; or

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(c)           An involuntary petition is filed against Borrower (unless such petition is dismissed or discharged within sixty (60) days) under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of Borrower.

Upon the occurrence of an Event of Default hereunder, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Lender, and, in the case of an Event of Default pursuant to (b) or (c) above, automatically, be immediately due, payable and collectible by Lender pursuant to applicable law.

7.      Governing Law.  This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

8.      Successors and Assigns.  The provisions of this Note shall inure to the benefit of and be binding on any successor to Borrower or assignee of the Lender and shall extend to any holder hereof.

BORROWER: STEELE RESOURCES CORPORATION

By: /s/ Scott Dockter	By: /s/ David Bridgeford
Scott Dockter, President	David Bridgeford, Secretary

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STEELE RESOURCES CORPORATION
UNSECURED PROMISSORY NOTE
$10,000	January 27, 2011
Issue A	Cameron Park, California

For Value Received, STEELE RESOURCES CORPORATION, a Nevada Corporation (“Borrower”), hereby promises to pay to the order of Daryle & Stella McClelland Family Trust (“Lender”), in lawful money of the United States of America and in immediately available funds, the principal sum of Ten Thousand Dollars even ($10,000) (the “Loan”) together with accrued and unpaid interest thereon, each due and payable on the dates and in the manner set forth below.

1.      Principal and Interest Repayment.  The Loan with accrued interest thereon shall be due and payable on May 15, 2011. There is no prepayment penalty and early payoff will include all outstanding principal and interest accrued through the date of repayment.

2.      Stock Consideration.  As further consideration to the Lender, Borrower will issue, contemporaneous with the issuance of this Note, One Hundred Thousand (100,000) shares of the Borrower’s common stock. The issuance of such shares shall be pursuant to applicable private placement exemptions from federal and state registration and such shares shall be deemed “restricted securities” under the Securities Act of 1933.

3.      Interest Rate.  Interest shall accrue at an annual interest rate the lesser of Eight percent (8%) or a rate not more than permitted under the usury laws of the state of California and shall be paid together with principal per the terms of this promissory note. Interest will be calculated using the 365/365 interest calculation.

4.      Place of Payment.  All amounts payable hereunder shall be payable at the office of Lender, 3081 Alhambra Dr., Suite 208, Cameron Park, CA 95682, unless another place of payment shall be specified in writing by Lender.

5.      Application of Payments.  Payment on this Note shall be applied first to the outstanding principal balance hereof.

6.      Default.  Each of the following events shall be an “Event of Default” hereunder:

(a)           Borrower fails to pay timely any of the principal amount due under this Note or any accrued interest or other amounts due under this Note on the date the same becomes due and payable or within ten (10) business days thereafter;

(b)           Borrower files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; or

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(c)           An involuntary petition is filed against Borrower (unless such petition is dismissed or discharged within sixty (60) days) under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of Borrower.

Upon the occurrence of an Event of Default hereunder, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Lender, and, in the case of an Event of Default pursuant to (b) or (c) above, automatically, be immediately due, payable and collectible by Lender pursuant to applicable law.

7.      Governing Law.  This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

8.      Successors and Assigns.  The provisions of this Note shall inure to the benefit of and be binding on any successor to Borrower or assignee of the Lender and shall extend to any holder hereof.

BORROWER: STEELE RESOURCES CORPORATION

By: /s/ Scott Dockter	By: /s/ David Bridgeford
Scott Dockter, President	David Bridgeford, Secretary

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STEELE RESOURCES CORPORATION
UNSECURED PROMISSORY NOTE
$10,000	January 27, 2011
Issue B	Cameron Park, California

For Value Received, STEELE RESOURCES CORPORATION, a Nevada Corporation (“Borrower”), hereby promises to pay to the order of Daryle & Stella McClelland Family Trust (“Lender”), in lawful money of the United States of America and in immediately available funds, the principal sum of Ten Thousand Dollars even ($10,000) (the “Loan”) together with accrued and unpaid interest thereon, each due and payable on the dates and in the manner set forth below.

1.      Principal and Interest Repayment.  The Loan with accrued interest thereon shall be due and payable on May 15, 2011. There is no prepayment penalty and early payoff will include all outstanding principal and interest accrued through the date of repayment.

2.      Stock Consideration.  As further consideration to the Lender, Borrower will issue, contemporaneous with the issuance of this Note, One Hundred Thousand (100,000) shares of the Borrower’s common stock. The issuance of such shares shall be pursuant to applicable private placement exemptions from federal and state registration and such shares shall be deemed “restricted securities” under the Securities Act of 1933.

3.      Interest Rate.  Interest shall accrue at an annual interest rate the lesser of Eight percent (8%) or a rate not more than permitted under the usury laws of the state of California and shall be paid together with principal per the terms of this promissory note. Interest will be calculated using the 365/365 interest calculation.

4.      Place of Payment.  All amounts payable hereunder shall be payable at the office of Lender, 3081 Alhambra Dr., Suite 208, Cameron Park, CA 95682, unless another place of payment shall be specified in writing by Lender.

5.      Application of Payments.  Payment on this Note shall be applied first to the outstanding principal balance hereof.

6.      Default.  Each of the following events shall be an “Event of Default” hereunder:

(a)           Borrower fails to pay timely any of the principal amount due under this Note or any accrued interest or other amounts due under this Note on the date the same becomes due and payable or within ten (10) business days thereafter;

(b)           Borrower files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; or

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(c)           An involuntary petition is filed against Borrower (unless such petition is dismissed or discharged within sixty (60) days) under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of Borrower.

Upon the occurrence of an Event of Default hereunder, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Lender, and, in the case of an Event of Default pursuant to (b) or (c) above, automatically, be immediately due, payable and collectible by Lender pursuant to applicable law.

7.      Governing Law.  This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

8.      Successors and Assigns.  The provisions of this Note shall inure to the benefit of and be binding on any successor to Borrower or assignee of the Lender and shall extend to any holder hereof.

BORROWER: STEELE RESOURCES CORPORATION

By: /s/ Scott Dockter	By: /s/ David Bridgeford
Scott Dockter, President	David Bridgeford, Secretary

2

STEELE RESOURCES CORPORATION
UNSECURED PROMISSORY NOTE
$5,000	January 27, 2011
Issue C	Cameron Park, California

For Value Received, STEELE RESOURCES CORPORATION, a Nevada Corporation (“Borrower”), hereby promises to pay to the order of Daryle & Stella McClelland Family Trust (“Lender”), in lawful money of the United States of America and in immediately available funds, the principal sum of Five Thousand Dollars even ($5,000) (the “Loan”) together with accrued and unpaid interest thereon, each due and payable on the dates and in the manner set forth below.

1.      Principal and Interest Repayment.  The Loan with accrued interest thereon shall be due and payable on May 15, 2011. There is no prepayment penalty and early payoff will include all outstanding principal and interest accrued through the date of repayment.

2.      Stock Consideration.  As further consideration to the Lender, Borrower will issue, contemporaneous with the issuance of this Note, Fifty Thousand (50,000) shares of the Borrower’s common stock. The issuance of such shares shall be pursuant to applicable private placement exemptions from federal and state registration and such shares shall be deemed “restricted securities” under the Securities Act of 1933.

3.      Interest Rate.  Interest shall accrue at an annual interest rate the lesser of Eight percent (8%) or a rate not more than permitted under the usury laws of the state of California and shall be paid together with principal per the terms of this promissory note. Interest will be calculated using the 365/365 interest calculation.

4.      Place of Payment.  All amounts payable hereunder shall be payable at the office of Lender, 3081 Alhambra Dr., Suite 208, Cameron Park, CA 95682, unless another place of payment shall be specified in writing by Lender.

5.      Application of Payments.  Payment on this Note shall be applied first to the outstanding principal balance hereof.

6.      Default.  Each of the following events shall be an “Event of Default” hereunder:

(a)           Borrower fails to pay timely any of the principal amount due under this Note or any accrued interest or other amounts due under this Note on the date the same becomes due and payable or within ten (10) business days thereafter;

(b)           Borrower files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; or

1

(c)           An involuntary petition is filed against Borrower (unless such petition is dismissed or discharged within sixty (60) days) under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of Borrower.

Upon the occurrence of an Event of Default hereunder, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Lender, and, in the case of an Event of Default pursuant to (b) or (c) above, automatically, be immediately due, payable and collectible by Lender pursuant to applicable law.

7.      Governing Law.  This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

8.      Successors and Assigns.  The provisions of this Note shall inure to the benefit of and be binding on any successor to Borrower or assignee of the Lender and shall extend to any holder hereof.

BORROWER: STEELE RESOURCES CORPORATION

By: /s/ Scott Dockter	By: /s/ David Bridgeford
Scott Dockter, President	David Bridgeford, Secretary

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